ANNUAL MEETING OF STOCKHOLDERS OF

SEACOR Holdings Inc.

June 26, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.seacorholdingsinvestors.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20630300000000000000 0   062613

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. TO ELECT SIX DIRECTORS TO SERVE UNTIL THE 2014 ANNUAL MEETING OF STOCKHOLDERS.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Charles Fabrikant
- ○ Pierre de Demandolx
- ○ Oivind Lorentzen
- ○ Andrew R. Morse
- ○ R. Christopher Regan
- ○ Steven J. Wisch

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. TO APPROVE THE COMPENSATION PAID BY THE COMPANY TO THE NAMED EXECUTIVE OFFICERS.	☐	☐	☐
3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS SEACOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.	☐	☐	☐

4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF.

The proxies are authorized to vote, in their discretion, upon any other matters that may properly come before the Annual Meeting or any adjournments thereof.

This proxy hereby revokes any proxy heretofore given by the undersigned for the Annual Meeting.

Shares represented by this proxy will be voted in the manner directed. If no direction is made, this proxy will be voted FOR the nominees listed, FOR item 2 and FOR item 3.

Only holders of record of SEACOR common stock at the close of business on May 3, 2013 will be entitled to notice of and to vote at the Annual Meeting.

Your vote is very important! Please complete, sign, date and return the enclosed proxy, whether or not you expect to attend the Annual Meeting, so that your shares may be represented at the Annual Meeting if you are unable to attend and vote in person. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

SEACOR Holdings Inc.

Proxy for Annual Meeting of Stockholders
To be held at the Midtown offices of Milbank, Tweed, Hadley & McCloy LLP,
375 Park Avenue, New York, New York 10152
on June 26, 2013 at 11:15 a.m.

The undersigned having received the Notice of Meeting and Proxy Statement of SEACOR Holdings Inc. (the "Company"), dated May 3, 2013, and Annual Report for the fiscal year ended December 31, 2012, hereby appoints and constitutes Messrs. Charles Fabrikant, Paul Robinson and Richard Ryan, and each of them, proxies with full power of substitution to vote for the undersigned at the Company's Annual Meeting of Stockholders to be held on June 26, 2013, and at any adjournments thereof (the "Annual Meeting"), as follows:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEACOR Holdings Inc.

IMPORTANT - This proxy must be signed and dated on the reverse side.

14475